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                                                                    EXHIBIT 10.3

                               FIRST AMENDMENT TO
                               SEVERANCE AGREEMENT

     This First Amendment, dated as of March 31, 2003, to the Severance Agreement dated June 26, 2002, between US Airways, Inc. a Delaware corporation (the "Company"), and Alan W. Crellin (the "Executive") is entered into as of the date first stated above.

     WHEREAS, the Company and the Executive have previously entered into the Agreement; and

     WHEREAS, the Company and the Executive desire to amend the Agreement as set forth herein.

     NOW THEREFORE, the following amendments are hereby made to the Agreement:

     1. Section 2 of the Agreement is hereby amended by the addition of the following language at the end thereof:

     "Notwithstanding the foregoing provisions of this Section 2, no "Change of Control" or "Change in Control" shall be deemed to have occurred in connection with transactions under the Retirement Systems of Alabama investment agreement dated September 26, 2002, as amended, or in connection with the Company's emergence from bankruptcy."

     2. Section 5(d)(i) of the Agreement is hereby amended by substituting "; or" for ", and" at the end of Section 5(d)(i)(4), and by the addition of the following as Section 4(d)(i)(5):

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     "(5) any relocation of the Company's corporate headquarters outside of the
Washington, D.C. metropolitan area; and".

     3. Section 5(d)(ii) of the Agreement is hereby amended by substituting "; or" for the period at the end of Section 5(d)(ii)(5), and by the addition of the following as Section 5(d)(ii)(6):

     "(6) any relocation of the Company's corporate headquarters outside of the Washington, D.C. metropolitan area."

                                       EXECUTIVE


                                       /s/ Alan W. Crellin
                                       Alan W. Crellin

                                       US AIRWAYS, INC.

                                       By /s/ Jennifer C. McGarey
                                         Name: Jennifer C. McGarey
                                         Title: Vice President, Deputy General
                                                Counsel & Secretary